UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2017

BroadSoft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9737 Washingtonian Boulevard, Suite 350
Gaithersburg, Maryland 20878
(Address of principal executive offices)
(301) 977-9440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    On April 27, 2017, BroadSoft, Inc. held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 30,533,471 shares outstanding as of the record date, 29,626,575 shares (approximately 97%) were present or represented by proxy at the Annual Meeting.

At the Annual Meeting, our stockholders: (i) approved the election to the Board of Directors of each of John D. Markley, Jr., David Bernardi and Jane A. Dietze, (ii) approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2017 (the “Proxy Statement”), (iii) approved, on an advisory basis, holding an advisory vote on executive compensation every year and (iv) ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

(b)    The results of the voting on the matters submitted to the stockholders are as follows:

1.    To elect three directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
John D. Markley, Jr.	27,019,609	721,976	1,884,990
David Bernardi	27,589,355	152,230	1,884,990
Jane A. Dietze	27,602,442	139,143	1,884,990

2.    To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,868,336	847,999	25,250	1,884,990

3.    To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
26,645,161	59,785	1,021,491	15,148	0

4.    To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
29,090,401	530,040	6,134	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.

Date:	May 3, 2017	By:	/s/ Mary Ellen Seravalli
			Name:	Mary Ellen Seravalli
			Title:	Chief Legal Officer